Exhibit 99.2

SciQuest Board of Directors Names Stephen Wiehe as Chairman

Board also appoints Tim Buckley as lead independent director

Cary, NC—May 23, 2013—SciQuest (NASDAQ: SQI), a leading provider of cloud-based business automation solutions for spend management, today announced that Stephen Wiehe has been elected chairman of the board of directors. Tim Buckley, the former COO of Red Hat (NYSE: RHT), was also appointed as lead independent director.

These changes result from Noel Fenton, the former independent chairman of the board, not standing for reelection in 2013. Fenton brought a wealth of knowledge and experience to the SciQuest board during his 13 years of service. He was also integral in recruiting Wiehe to join as president and CEO in 2001.

Wiehe has served as president and CEO of SciQuest since 2001 and has overseen 31 consecutive quarters of revenue growth. Wiehe transformed SciQuest from an e-market exchange to the largest public, pure-play provider of spend management software. Under his stewardship, SciQuest has evolved into the preeminent provider of cloud-based business automation solutions that help customers turn spending into savings. By overseeing the transition to a private company in 2004 and leading a successful initial public offering in 2010, Wiehe has instilled a deep sense of fiscal responsibility company-wide. Wiehe will also continue to serve as the company’s president and CEO.

“Steve, with Noel’s support and guidance, has been the chief architect of SciQuest’s profitable growth for the past decade,” said Tim Buckley. “The Board believes that Steve’s open-minded approach and desire to achieve consensus will serve shareholders well over the coming years. I look forward to working diligently in my expanded role as the lead independent board member to continue the company’s history of enhancing shareholder value by ensuring that the Board considers external perspectives, thoughts and ideas.”

About SciQuest

With a reputation for deep domain knowledge, a solid customer-driven portfolio, and industry-leading customer satisfaction, SciQuest (NASDAQ: SQI) is the largest public provider of cloud-based business automation solutions for spend management that turn spending into savings. SciQuest solutions enable greater visibility and compliance organization-wide to help you gain control, optimize efficiencies, and reduce spend. These cloud-based solutions are easier to implement and proven to deliver measurable, sustainable value with SciQuest’s high-touch support, analysis and automation.

To join the conversation, please visit our blog, The Open Kitchen – or follow us on Twitter @SciQuest.

Cautionary Note Regarding Forward-Looking Statements

Any statements in this release that are not historical or current facts are forward-looking statements. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of our most recent Annual Report on Form 10-K and other required reports, as filed with the SEC, which are available free of charge on the SEC’s website at http://www.sec.gov or on our website at www.sciquest.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. These forward-looking statements speak only as of the date hereof, and we undertake no obligation to update, amend or clarify any forward-looking statement for any reason.

Contacts:

SciQuest Media contact:

SciQuest, Inc.

Michelle Perkins, 919-659-2228

mperkins@sciquest.com

fama PR for SciQuest

Dan Gaffney, 617-986-5036

sciquest@famapr.com

SciQuest Investor contact:

SciQuest, Inc.

Jamie Andelman, 919-659-2322

jandelman@sciquest.com